Exhibit 10.14

                                                       As Amended
                                               September 30, 1994


                         UAL CORPORATION

                   1988 RESTRICTED STOCK PLAN


1.   Purpose.

           The purposes of the Plan are to attract and retain key employees of the Company and its Subsidiaries, to compensate them for their contributions to the growth and profits of the Company and its Subsidiaries and to encourage ownership by them of shares of Common Stock of the Company.

2.   Definitions.

          (a)  "Company" shall mean UAL Corporation.

          (b) "Subsidiary" or "Subsidiaries" shall mean a corporation or corporations of which the Company owns, directly or indirectly, shares having a majority of the ordinary voting power for the election of directors.

          (c) "Board" shall mean the Board of Directors of the Company.

          (d) "Committee" shall mean, as applicable, the Compensation Administration Committee of the Board of Directors of the Company for all grants to (I) any "officer" as such term is defined in Rule 16a-1(f) under the Securities Exchange Act of 1934, as amended, or (II) any "covered employee" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder, and the Compensation Committee of the Board of Directors of the Company for all other grants.

          (e)  "Plan" shall mean the UAL Corporation 1988
Restricted Stock Plan.

          (f)  "Restricted Share" shall mean a share of Common
Stock of the Company, par value $.01 per share ("Common Stock"), allocated to a Recipient pursuant to the Plan.

          (g) "Recipient" shall mean an employee of the Company or a Subsidiary to whom shares are allocated pursuant to the Plan and shall be deemed to include such Recipient's estate and the beneficiaries of such estate as the context may require.

          (h) "Change in Control" shall be deemed to have occurred if (A) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities (such percentage ownership to be determined in the manner provided in Rule 13d-3(d)(1)(i) under the Exchange Act); or (B) during any period of two consecutive years or portion thereof not including any period prior to July 1, 1993, individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (A) or (C) of this Subsection) whose election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or (C) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation (or similar transaction), other than a merger or consolidation (or similar transaction) which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 80% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger, consolidation or similar transaction (either alone or in combination with new or additional voting securities held by management of the Company and its subsidiaries) or the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets. For purposes of (I) clause (A) of the preceding sentence, beneficial ownership of securities of United Air Lines, Inc. ("United") representing 25% or more of the combined voting power of United's then outstanding securities shall be deemed to constitute such beneficial ownership of the Company and (II) clause (C) of the preceding sentence, the approval by the shareholders of United of a plan of complete liquidation of United or an agreement for the sale or disposition by United of all or substantially all of United's assets shall be deemed to constitute approval by the shareholders of the Company of such events in respect of the Company.

3.    Restricted Shares Available Under the Plan.

           (a) An aggregate of five hundred thousand (500,000) shares of Common Stock, par value $5 per share, will be available for allocation under the Plan.1 Such shares, which shall be treasury shares of such Common Stock, shall be credited to a Restricted Share reserve.2 Upon the allocation of shares hereunder, said reserve shall be reduced by the number of shares so allocated. Upon the failure of a Recipient to complete on a timely basis all of the requirements of Section 6 in connection with the allocation of any Restricted Shares or upon the forfeiture of any Restricted Shares pursuant to Section 7(d) or
Section 9, the Restricted Share reserve shall be increased by such number of shares, and such Restricted Shares may again be the subject of allocations hereunder.

           (b) In the event of any stock dividend, stock split, merger, consolidation, reorganization, recapitalization, or other change in corporate structure of the Company, appropriate adjustments shall be made in the aggregate number of shares which may be allocated under the Plan. Such adjustments shall be made by the Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final. No fractional shares of stock shall be allocated or authorized by any such adjustment.


4.   Eligibility and Making of Allocations.

           (a) Any officer or key employee of the Company or any Subsidiary shall be eligible to receive an allocation of Restricted Shares pursuant to the Plan.

           (b) The Committee shall from time to time select those employees who will receive allocations and determine the number of Restricted Shares subject to each such allocation. Notwithstanding any other provision of the Plan to the contrary, in no event may the aggregate number of Restricted Shares allocated to any individual exceed 30,000 in any period of two calendar years, provided, however, that allocations made to any new employee as a condition of employment may not exceed two times such biennial limit during the first two years of employment. If, pursuant to Section 1.9 of the Agreement and Plan of Recapitalization among the Company, Air Line Pilots Association, International and International Association of Machinists and Aerospace Workers (the "Agreement"), the Company becomes obligated to issue the Additional Shares (as defined in the Agreement), the limitations set forth in the preceding sentence shall be increased by the percentage determined by dividing the number of Additional Shares the Company is so required to issue by the number of Fully Diluted Old Shares (as defined in the Agreement).

5.   Form of Allocations.

           (a) Each allocation shall specify the number of Restricted Shares subject thereto. At the time of making any allocation, the Committee or its designee shall advise the Recipient thereof by delivery of written notice in the form prescribed by the Committee.

           (b) The Company shall take such action as shall be necessary to cause any Restricted Shares not previously so listed to be listed on the New York Stock Exchange and/or such other exchange or exchanges on which shares of the same class as the Restricted Shares are then listed.

6.  Actions Required of Recipients.

           (a) Within 30 days of an allocation of Restricted Shares, the Recipient shall deliver to the Company an agreement in writing, signed by such Recipient, in form and substance as prescribed by the Committee, together with a stock power, duly endorsed in blank, relating to such Restricted Shares. The Company may require that the Recipient represent to the Company in such agreement that such Recipient is acquiring such Restricted Shares for the purpose of investment and with no present intention to transfer, sell or otherwise dispose of such shares, except such distribution by a legal representative as shall be required by will or the laws of descent and distribution of any jurisdiction in administering the estate of any Recipient. In the event the Company requires such a representation in connection with an acquisition of Restricted Shares hereunder, such shares shall be transferable only if (i) the proposed transfer shall be permissible pursuant to the Plan and (ii) the Company shall determine at the time of the lapse of the restrictions thereon pursuant to Section 7(c) or at any time thereafter (based upon an opinion of counsel satisfactory to the Company, if the Company shall so require) that such a transfer would comply with applicable securities laws.

           (b) The date on which such agreement and stock power are received by the Company shall be deemed the "Date of Transfer" of the Restricted Shares. The failure of a Recipient to deliver such agreement and stock power within 30 days from the date of an allocation of shares shall terminate such allocation to the Recipient.

 7.  Restrictions.

           (a) On or promptly after the Date of Transfer of Restricted Shares, a certificate or certificates representing such shares shall be prepared in the Recipient's name. The Recipient shall thereupon be a stockholder with respect to all the shares represented by such certificate or certificates and shall have all the rights of a stockholder with respect to all such shares, including the right to vote such shares and to receive all dividends and other distributions (subject to the provisions of Section 7(b)) paid with respect to such shares, provided, however, that such shares shall be subject to the restrictions hereinafter described in Section 7(d). Certificates of stock representing Restricted Shares shall be imprinted with a legend to the effect that the shares represented thereby may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of except in accordance with the terms of the Plan, and each transfer agent for the Common Stock shall be instructed to the same effect in respect of such shares. In aid of such restrictions, during the Restricted Period with respect to the Restricted Shares represented by such a certificate, such certificate, together with the stock power described in Section 6(a), shall remain in the physical custody of the Company.

           (b) In the event that, as the result of an event giving rise to an adjustment described in Section 3(b), the Recipient shall, as the owner of Restricted Shares, receive new or additional or different shares of stock or securities, the certificate or certificates for, or other evidences of, such new or additional or different shares or securities shall also be imprinted with a legend as provided in Section 7(a) and, together with a stock power duly endorsed in blank by the Recipient, shall remain in the physical custody of the Company, and all provisions of the Plan relating to restrictions and lapse of restrictions shall thereupon be applicable to such new or additional or different shares or securities; provided, however, that if the Recipient shall receive rights, warrants or fractional interests in respect of any of such Restricted Shares, such rights or warrants may be held, exercised, sold or otherwise disposed of, and such fractional interests may be settled, by the Recipient, without regard to such restrictions.

           (c) The term "Restricted Period" with respect to Restricted Shares shall mean a period commencing on the Date of Transfer of such shares and ending ten (10) years after such Date of Transfer or, if sooner, upon the first to occur of any of the following:

               (i) the dissolution of the Company, or any merger or consolidation of the Company where the Company is not the surviving corporation and the surviving corporation does not agree to exchange the Restricted Shares outstanding hereunder for shares of stock or securities of which it is the issuer having an aggregate value equal to the aggregate value of such Restricted Shares;

               (ii) a Change in Control;

               (iii) a determination by the Committee at any time to accelerate or terminate such Restricted Period, but only to the extent of such determination.

Notwithstanding the foregoing provision of this Section 7(c), the Committee may provide with respect to any allocation of Restricted Shares that the "Restricted Period" with respect to such Restricted Shares shall lapse based upon the attainment by the Company of one or more target levels of pre-tax income (as determined under generally accepted accounting principles but without regard to any items (whether gains or losses) otherwise included therein relating to (1) the UAL Corporation Employee Stock Ownership Plan, the UAL Corporation Supplemental ESOP, or the trusts relating thereto, (2) any event or occurrence that the Committee determines to be either not directly related to the operations of the Company or not within the reasonable control of the Company's management, (3) the Plan and (4) the Company's Incentive Compensation Plan). Such target level(s) shall be determined by the Committee on or before the allocation of such Restricted Shares, shall relate to such period or periods of time as the Committee shall prescribe and may provide that any period in which such pre-tax income is less than zero may be disregarded.

          (d) During the Restricted Period applicable to any Restricted Shares and except as otherwise specifically provided in the Plan, none of such Restricted Shares may be sold, assigned, exchanged, transferred, pledged, hypothecated or otherwise disposed of or encumbered. If a Recipient ceases to be an employee of the Company or any Subsidiary for any reason, all of such Recipient's Restricted Shares which at such time remain subject to the restrictions imposed hereunder shall be forfeited and returned to the Company, unless and to the extent the Committee determines to end the Restricted Period with respect to any such Restricted Shares pursuant to Section 7(c)(iii).

          (e) The restrictions set forth in Section 7(d) shall lapse with respect to Restricted Shares when the Restricted
Period applicable to such shares expires, as described in Section
7(c).

 8.  Administration.

          The Committee shall administer the Plan and construe its provisions. The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to determine such other terms and conditions of Restricted Shares and make such other determinations and interpretations and to take such action in connection with the Plan as it deems necessary or advisable. All determinations by the Committee in carrying out, administering or construing this Plan shall be final, binding and conclusive for all purposes and upon all persons interested herein.

9.   Limitations.

          (a) Except as provided herein, no person shall at any time have any right to receive an allocation of Restricted Shares hereunder, and no person shall have authority to enter into an agreement for the making of an allocation hereunder or to make any representation or warranty with respect thereto without the approval of the Committee and the Board.

          (b) Recipients of allocations shall have no rights in respect thereof except as set forth in the Plan. Except as provided in Section 6(a), in the event that any attempt shall be made to sell, assign, transfer, pledge, hypothecate or otherwise dispose of or encumber any Restricted Shares which are then subject to restrictions hereunder, the shares which are the subject of such attempted disposition shall be deemed forfeited and shall be returned to the Company. No Recipient shall have any rights as a stockholder with respect to any shares reserved for allocation hereunder nor shall any such shares be earmarked for any Recipient prior to the Date of Transfer of such shares.

          (c) Neither the action of the Company in establishing the Plan, nor any action taken by it or by the Board or the Committee under the Plan, nor any provision of the Plan, shall be construed as giving to any person the right to be retained in employment with the Company or any Subsidiary.

10. Amendment, Suspension or Termination of the Plan in Whole or in Part.

          The Board may amend, suspend or terminate the Plan in whole or in part at any time, provided that such amendment, suspension or termination shall not, without a Recipient's consent, affect adversely such Recipient's rights with respect to allocations of Restricted Shares theretofore made; and provided, further, that no modification of the Plan by the Board without approval of the stockholders of the Company shall (i) increase the maximum number of Restricted Shares available for allocation under the Plan pursuant to Section 3 of the Plan or (ii) render any member of the Committee eligible to receive an allocation of Restricted Shares at any time while such member is serving on the Committee.

11.  Withholding.

         The Company shall be entitled to withhold the amount of taxes which the Company deems necessary to satisfy any applicable federal, state and local tax withholding obligations arising from allocations of or the lapse of restrictions on Restricted Shares under the Plan, or to make other appropriate arrangements with Recipients to satisfy such obligations. At the discretion of the Committee, the Company may deduct or withhold from any transfer or payment to a Recipient, or may receive payment from a Recipient, in the form of cash or other property, including shares of Common Stock of the Company.

12.   Effective Date and Term of Plan.

          (a) The Plan was adopted by the Board on March 31, 1988, subject to approval of the Plan by the shareholders of the Company within twelve (12) months after its adoption by the Board. If the Plan is not so approved, the Plan shall be ineffective. No Restricted Shares may be allocated to a Recipient under the Plan unless and until such shareholders have so approved the Plan.

          (b) The Plan shall terminate ten (10) years after the date of its adoption by the Board, unless terminated sooner by the Board. No Restricted Shares may be allocated under the Plan after its termination date, but the Plan shall continue in effect with respect to all Restricted Shares which, as of such termination date, have been allocated under the Plan.

1 Pursuant to the recapitalization of the Company on July 12, 1994, each share of old Common Stock, par value $5 per share, was reclassified and converted into, among other things, 1/2 of a share of new Common Stock, par value $.01 per share.

2 The Restricted Share reserve of old Common Stock immediately prior to the Effective Time (as defined in the Agreement and Plan of Recapitalization of the Company and which occurred on July 12,
1994) shall continue to constitute such Restricted Share reserve of new Common Stock as of the Effective Time. Such reserve is equal to 142,500 shares of new Common Stock as of the Effective Time.